SUPPLEMENT TO THE CURRENTLY EFFECTIVE STATEMENT OF ADDITIONAL INFORMATION

Deutsche Core Plus Income Fund
The following changes will take effect on or about October 30, 2017:
Current Fund Name	New Fund Name
Deutsche Core Plus Income Fund	Deutsche Total Return Bond Fund

The following replaces similar information relating to the fund under the “PART II: APPENDIX II-C — FEE RATES OF SERVICE PROVIDERS” section of the fund’s Statement of Additional Information:
Fund Name	Management Fee Rate
Deutsche Total Return Bond Fund (formerly known as Deutsche Core Plus Income Fund)	First $1.5 billion 0.400% Next $1.75 billion 0.385% Next $1.75 billion 0.370% Next $2.5 billion 0.355% Next $2.5 billion 0.345% Next $2.5 billion 0.325% Thereafter 0.315%
Please Retain This Supplement for Future Reference

July 25, 2017
SAISTKR-364